                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of report (Date of earliest event reported): April 30, 1998


                   AMERICAN REAL ESTATE INVESTMENT CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

   Maryland                     1-12514                       84-1246585
---------------              ------------                 ------------------
(State or Other              (Commission                    (IRS Employer
Jurisdiction of              File Number)                 Identification No.)
 Incorporation)


                        620 W. Germantown Pike, Suite 200
                       Plymouth Meeting, Pennsylvania 19462
                --------------------------------------------------
                (Address of Principal Executive Offices)(Zip Code)


              Registrant's telephone number, including area code:
                                 (610) 834-7950


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

On April 30, 1998, American Real Estate Investment Corporation (the "Company"), through American Real Estate Investment, L.P. (the "Operating Partnership"), a limited partnership of which the Company is the sole general partner and in which the Company owns, on the date of this Current Report on Form 8-K, an interest of approximately 58%, consummated the acquisition of the Galesi Portfolio as described below.

 The Galesi Portfolio

         The Company acquired a ten building portfolio of office and industrial facilities in Albany, New York, (collectively the "Properties") containing an aggregate of 787,148 square feet. As of April 30, 1998, the Properties were approximately 99.8% leased to 42 tenants. The portfolio includes:

       - Columbia Circle, a strategically located office park consisting of six one, two and three story Class A office buildings. The buildings are approximately five years old and aggregate 330,046 square feet and are situated on 37 acres. As of April 30, 1998, the buildings are 99% leased to tenants such as GE, Prudential Insurance, Delmar Publishers, Kemper Insurance, Novalis and others.

       - 8 Airline Drive, a two story Class A office building completed in 1997. The building contains 60,457 square feet and is situated on 6 acres. As of April 30, 1998 the building is 98% leased to Allstate Insurance, Nextel Communications and others.

       - Northeastern Industrial Park, Buildings 8, 21 and 22 are state-of-the-art, partially refrigerated industrial buildings totaling 396,645 square feet. As of April 30, 1998 the buildings are 100% leased to AmeriServe, Save-A-Lot and Distribution Unlimited, Inc. under long term leases.

         Prudential Insurance, Moran Foods and Ameriserve Food Distribution each individually occupies more than 10% of the total net rentable area of the Galesi Portfolio.

         The purchase price of the Galesi Portfolio of approximately $58,000,000 was funded through the assumption of approximately $18,000,000 in debt, $18,500,000 from a senior secured revolving credit facility and the issuance of 1,362,940 Operating Partnership Units.

         Prior to the transaction, the seller of the Properties, the Galesi Group and its affiliates, was not affiliated with the Company or the Operating Partnership. The Company based its determination of the purchase price of the properties on the expected cash flow, physical condition, location, competitive advantages, existing tenancies and opportunities to retain and attract additional tenants. The purchase price was determined through an arm's length negotiation between the Company and the seller.

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The table set forth below shows certain information regarding rental rates and lease expirations for the properties (assuming that no tenants exercise renewal or cancellation options and that there are no tenant bankruptcies or other tenant defaults):


                                                                                       Annualized
                                                                                        Rent Per
                                     Square                           Annualized         Leased
                    Number of       Footage of      Percentage of      Rent of         Square Foot
Year of Lease       Expiring        Expiring        Total Leased       Expiring        of Expiring
  Expiration         Leases          Leases          Square Feet        Leases           Leases
-------------       ---------       ----------      -------------    ------------       -----------
   1998                11             17,033             2.2%         $  162,495           $ 9.54
   1999                 4             26,684             3.4%            360,672            13.52
   2000                 5             23,808             3.0%            261,288            10.97
   2001                 1              1,490             0.2%             14,527             9.75
   2002                 6            238,419            30.3%          1,136,148             4.77
   2003                 5             76,136             9.7%            891,154            11.70
   2004                 1            104,000            13.2%            530,400             5.10
   2005                 3            200,475            25.5%          2,197,479            10.96
   2006                 5             24,657             3.1%            278,326            11.29
   2007                 0                 --             0.0%                 --               --
Thereafter              1             73,000             9.4%            481,800             6.60
                    ---------        -------           ------          ---------           ------
Total/Average          42            785,702           100.0%         $6,314,289           $ 8.04
                    ---------        -------           ------          ---------           ------
                    ---------        -------           ------          ---------           ------

"Annualized Rent" as shown in the above table, represents the rental rate as of April 30, 1998 multiplied by twelve.

ITEM 5.  OTHER EVENTS

         On May 8, 1998, the Registrant announced in a press release attached hereto as Exhibit 99.1 and incorporated herein by reference the closing of a three-year $150,000,000 senior secured revoling credit facility with BankBoston, N.A. and DLJ Capital Funding, Inc.

         On May 13, 1998, the Registrant announced in a press released attached hereto as Exhibit 99.2 and incorporated herein by reference a dividend of $.22 per common share for the first quarter ended March 31, 1998, payable on June 12, 1998 to shareholders of record on May 26, 1998.


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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
         AND EXHIBITS.

    (b)  Pro Forma Financial Information

         It is impracticable to file with this Form 8-K the financial statements and pro forma financial information required by this Item 7 with regard to the acquisitions described in Item 2 above. Those financial statements and pro forma financial information will be filed by amendment to this Form 8-K as soon as practicable and, in any event, within 60 days after the required filing date for this Form 8-K.

    (c)  Exhibits

         99.1 Press release dated May 8, 1998
         99.2 Press release dated May 13, 1998


                                            SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                AMERICAN REAL ESTATE INVESTMENT
                                                CORPORATION

Date:  May 14, 1998                        By:     /s/ Jeffrey E. Kelter
                                                ---------------------------
                                                Jeffrey E. Kelter
                                                President

Date:  May 14, 1998                        By:     /s/ Timothy E. McKenna
                                                ----------------------------
                                                Timothy E. McKenna
                                                Treasurer
                                                (Principal Financial and
                                                Accounting Officer)


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